SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 17, 2000

                             WOW Entertainment, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                               0-19049 74-2504501
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                            (Commission (IRS Employer
                        File Number) Identification No.)


  Bank One Tower, 111 Monument Circle, Suite 4600, Indianapolis, Indiana 46204
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (317) 974-1969


                     American Gaming & Entertainment, Ltd.,
                   51 Beech Road, Glen Rock, New Jersey 07452
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)

Item 7.     Financial Statements and Exhibits


(a) and (b) This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated September 1, 2000 filed with the Securities and Exchange Commission on September 18, 2000 to include the required financial statements for the acquired business described in Item 2 of said Current Report. Such financial statements are attached as Exhibit 99 to this Form 8-K/A.

(c) Exhibits

Exhibit Number    Description
--------------    -----------

         23       Consent of Mintz Rosenfeld & Company LLC

         99 WOW Entertainment, Inc and Subsidiary (Formerly American Gaming & Entertainment, Ltd) Consolidated Financial Statements and Independent Auditor's Report August 31, 2000 and December 31, 1999 (See index to the consolidated financial statements)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WOW Entertainment, Inc. (f/k/a American
                                        Gaming & Entertainment, Ltd.)
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                                                     (Registrant)

DATE:     November 17, 2000

                                        By: /s/ David B. McLane
                                           ------------------------------------
                                           David B. McLane,
                                           President

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description                                              Page
--------------    -----------                                              ----

         23       Consent of Mintz Rosenfeld & Company LLC

         99 WOW Entertainment, Inc and Subsidiary (Formerly American Gaming & Entertainment, Ltd) Consolidated Financial Statements and Independent Auditor's Report August 31, 2000 and December 31, 1999 (See index to the consolidated financial statements)